                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 25, 1998
                                                        (JUNE 11, 1998)

                      ALEXANDRIA REAL ESTATE EQUITIES, INC.
             (Exact name of registrant as specified in its charter)

              MARYLAND                 1-12993             95-4502084
(State or other jurisdiction of      (Commission        (I.R.S. Employer
 incorporation)                       File Number)       Identification No.)

  135 NORTH LOS ROBLES AVENUE, SUITE 250                    91101
          PASADENA, CALIFORNIA
 (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  (626) 578-0777

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

The properties listed below and in Item 5 hereof were acquired or are proposed to be acquired by Alexandria Real Estate Equities, Inc. or one of its wholly owned subsidiaries (collectively, the "Company"). The properties ("Life Science Facilities") contain a combination of office and laboratory space (with the exception of 15020 Shady Grove Road, 10505 Roselle Street and 3770 Tansy Street, which contain only office space) for lease principally to tenants in the life science industry.

The Company is in the process of acquiring two Life Science Facilities located in Worcester, Massachusetts from related sellers. Each of the sellers is unaffiliated with the Company. On September 10, 1998, the Company acquired 377 Plantation Street, commonly known as Four Biotech, for a purchase price of $16,500,000. The acquisition was based on arm's length negotiations and was funded through a draw on the Company's unsecured line of credit. The property contains 92,700 rentable square feet. It is presently 100% leased. The property was purchased from Waldo Corporation, a Massachusetts corporation, as Trustee of Four Biotech Realty Trust u/d/t dated April 15, 1993.

In addition, the Company expects to acquire One Innovation Drive, commonly known as Three Biotech and located adjacent to 377 Plantation Street in the fourth quarter of 1998. The purchase price is expected to be $16,500,000, which was based on arm's length negotiations. The Company expects that the purchase price will be funded partially through the assumption of a secured note payable to Teachers Insurance and Annuity Association of America in the amount of approximately $11,400,000 and partially through a draw on the Company's unsecured line of credit. The secured note bears interest at a rate of 8.75% per annum, with monthly payments of interest and principal based on a 20 year amortization schedule. The secured note matures in January 2006. The property contains 115,200 rentable square feet. It is presently 98% leased. The property will be purchased from Waldo Corporation, a Massachusetts corporation, as Trustee of Three Biotech Realty Trust u/d/t dated September 8, 1995. The acquisition is subject to customary closing conditions, and there can be no assurance that the Company will complete the acquisition of this property.

ITEM 5. OTHER EVENTS

Between June 11, 1998 and September 11, 1998, seven properties were acquired by the Company and one property was proposed to be acquired by the Company. Each of the properties acquired by the Company was purchased from sellers that were unrelated to each other and unaffiliated with the Company.

15020 Shady Grove Road is a Life Science Facility located in Gaithersburg, Maryland. The property was purchased for $3,700,000, which was based on arm's length negotiations, funded through a draw on the Company's unsecured line of credit. The property contains 42,000 rentable square feet of office space. It is presently 100% leased. The property was purchased on June 11, 1998 from 15020 Shady Grove Associates, LLC, a Maryland limited liability company.

702 Electronic Drive is a Life Science Facility located in Horsham, Pennsylvania. The property was purchased for $3,400,000, which was based on arm's length negotiations, funded through a draw on the Company's unsecured line of credit. Prior to acquisition by the Company, the property was occupied by the owner. The property contains 40,000 rentable square feet. It is presently 100% leased. The property was purchased on June 25, 1998 from Cell Pathways, Inc., a Delaware corporation.

5 Triangle Drive is a Life Science Facility located in Research Triangle Park, North Carolina. The property was purchased for $3,520,000, which was based on arm's length negotiations, funded through a draw on the Company's unsecured line of credit. The property contains an aggregate of 32,100 rentable square feet. It is presently 75% leased. The property was purchased on August 5, 1998 from Secured Properties Investors II, L.P., a Georgia limited partnership.

10505 Roselle Street is a Life Science Facility located in San Diego, California. The property was purchased for $2,100,000, which was based on arm's length negotiations, funded through a draw on the Company's unsecured line of credit. The property contains 16,000 rentable square feet of office space. It is presently 100% leased. The property was purchased on August 10, 1998 from RCS-1, Inc., a California corporation.

60 Westview Street is a Life Science Facility located in Lexington, Massachusetts. The property was purchased for $3,939,600, which was based on arm's length negotiations, funded through a draw on the Company's unsecured line of credit. The property contains 40,000 rentable square feet of office space. It is presently 100% leased. The property was purchased on August 21, 1998 from The Equitable Life Assurance Society of the United States, a New York corporation.

3770 Tansy Street is a Life Science Facility located in San Diego, California. The property was purchased for $2,000,000, which was based on arm's length negotiations, funded through a draw on the Company's unsecured line of credit. The property contains 16,000 rentable square feet of office space. It is presently 50% leased. The property was purchased on September 2, 1998 from RCS-1, Inc., a California corporation.

2001 Aliceanna Street is a Life Science Facility located in Baltimore, Maryland. The property and two parcels of land adjacent thereto were purchased simultaneously in a series of transactions from unrelated sellers for $7,396,663. The acquisitions were based on arm's length negotiations and funded through a draw on the Company's unsecured line of credit. The property contains 183,840 rentable square feet. It is presently 82% leased. The Life Science Facility and land were purchased on September 3, 1998 from Saga Limited Partnership, a Maryland limited partnership, and ASTA Enterprises, Inc., a Maryland corporation, respectively.

50 West Watkins Mill Road is a Life Science Facility located in Gaithersburg, Maryland. The property was purchased for $4,800,000, which was based on arm's length negotiations, funded through a draw on the Company's unsecured line of credit. The property contains 57,400 rentable square feet. It is presently 100% leased. The property was purchased on September 11, 1998 from Clopper Road Associates, a Maryland general partnership.

100 Phillips Parkway is a Life Science Facility located in Montvale, New Jersey. The Company expects to acquire the property in September of 1998 for a purchase price of $4,100,000, which was based on arm's length negotiations. The Company expects to fund the acquisition with a draw on its unsecured line of credit. The property contains 80,000 rentable square feet. It is presently vacant. The property will be purchased from NOREG Properties, L.L.C., a New Jersey limited liability company. The acquisition is subject to customary closing conditions, and there can be no assurance that the Company will complete the acquisition of this property.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF PROPERTIES ACQUIRED1

15020 SHADY GROVE ROAD

 Statement of Revenues and Certain Expenses:
   Report of Independent Auditors
   Statement of Revenues and Certain Expenses for the Year Ended December 31,
   1997
   Notes to Statement of Revenues and Certain Expenses

5 TRIANGLE DRIVE

 Statement of Revenues and Certain Expenses:
   Report of Independent Auditors
   Statement of Revenues and Certain Expenses for the Year Ended December 31,
   1997
   Notes to Statement of Revenues and Certain Expenses

60 WESTVIEW STREET

 Statement of Revenues and Certain Expenses:
   Report of Independent Auditors
   Statement of Revenues and Certain Expenses for the Year Ended December 31,
   1997
   Notes to Statement of Revenues and Certain Expenses

377 PLANTATION STREET / ONE INNOVATION DRIVE

 Statement of Revenues and Certain Expenses:
   Report of Independent Auditors
   Statement of Revenues and Certain Expenses for the Year Ended December 31,
   1997
   Notes to Statement of Revenues and Certain Expenses

50 WEST WATKINS MILL ROAD

 Statement of Revenues and Certain Expenses:
   Report of Independent Auditors
   Statement of Revenues and Certain Expenses for the Year Ended December 31,
   1997
   Notes to Statement of Revenues and Certain Expenses

--------

1 The financial statement for 702 Electronic Drive has not been included because the property was owner-occupied prior to acquisition and as a result there are no historical operating results as a rental property. Subsequent to acquisition by the Company, a triple-net lease was executed for 100% of the rentable area requiring the tenant to pay substantially all expenses associated with the property. The financial statement for 100 Phillips Parkway has not been included because the property is vacant, and, as a result, there are no historical operating results as a rental property. Financial statements for 10505 Roselle Street, 3770 Tansy Street, and 2001 Aliceanna Street have not been included because such properties are not significant.

(b)  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(c)  EXHIBITS

     23.1 Consent of Ernst & Young LLP

                         Report of Independent Auditors

To the Board of Directors
Alexandria Real Estate Equities, Inc.

We have audited the accompanying statement of revenue and certain expenses of 15020 Shady Grove Road (the Property) for the year ended December 31, 1997. This statement of revenue and certain expenses is the responsibility of management of the Property. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the Property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the Property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                 /s/ Ernst & Young LLP

Los Angeles, California
May 13, 1998

                             15020 Shady Grove Road

                    Statement of Revenue and Certain Expenses

                          Year ended December 31, 1997
                                 (IN THOUSANDS)


Revenue:
  Rental                                                                   $ 588
  Tenant recoveries                                                            8
                                                                           -----
Total revenue                                                                596
                                                                           -----
Certain Expenses:
  Utilities                                                                  108
  Repairs and maintenance                                                     94
  Insurance                                                                    5
  Taxes and license                                                           45
                                                                           -----
Total certain expenses                                                       252
                                                                           -----
Excess of revenue over certain expenses                                    $ 344
                                                                           -----
                                                                           -----

SEE ACCOMPANYING NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES.

                             15020 Shady Grove Road

               Notes to Statement of Revenue and Certain Expenses

                          Year Ended December 31, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The accompanying statement of revenue and certain expenses includes the operations of 15020 Shady Grove Road located in Maryland (the "Property"), which was acquired by ARE-15020 Shady Grove, LLC, a Delaware limited liability company and indirect wholly owned subsidiary of Alexandria Real Estate Equities, Inc., a Maryland corporation (the "Company"), from a nonaffiliated third party. As of December 31, 1997, the Property was 100% occupied and leased under leases that require tenants either to pay their share of operating expenses, including operating and maintenance, utilities, taxes and insurance, or to pay their share of such expense in excess of the specified amounts. At December 31, 1997, three of the Property's tenants accounted for approximately 59% of the Property's aggregate annualized base rent.

BASIS OF PRESENTATION

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The Property is not a legal entity and the accompanying statement is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Property.

REVENUE RECOGNITION

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

RISKS AND UNCERTAINTIES

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                             15020 Shady Grove Road

               Notes to Statement of Revenue and Certain Expenses

                          Year Ended December 31, 1997

2. RENTAL PROPERTY

The future minimum lease payments to be received under noncancelable operating leases as of December 31, 1997 are as follows:


     1998                                                    $   617,000
     1999                                                        490,000
     2000                                                        360,000
     2001                                                        350,000
     2002                                                        302,000
     Thereafter                                                  101,000
                                                             -----------
     Total                                                   $ 2,220,000
                                                             -----------
                                                             -----------

The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

                         Report of Independent Auditors

Board of Directors and Stockholders
Alexandria Real Estate Equities, Inc.

We have audited the accompanying statement of revenue and certain expenses of 5 Triangle Drive (the Property) for the year ended December 31, 1997. This statement of revenue and certain expenses is the responsibility of the Management of the Property. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the Property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the Property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                     /s/ Ernst & Young

Los Angeles, California
June 23, 1998

                                5 Triangle Drive

                    Statement of Revenue and Certain Expenses

                          Year ended December 31, 1997
                                 (IN THOUSANDS)


Revenue:
  Rental                                                                   $ 405
  Tenant recoveries                                                            8
                                                                           -----
Total revenue                                                                413
                                                                           -----
Certain Expenses:

  Utilities                                                                    2
  Repairs and maintenance                                                      2
  Insurance                                                                    2
  Taxes and license                                                           17
                                                                           -----
Total certain expenses                                                        23
                                                                           -----
Excess of revenue over certain expenses                                    $ 390
                                                                           -----
                                                                           -----

SEE ACCOMPANYING NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES.

                                5 Triangle Drive

               Notes to Statement of Revenue and Certain Expenses

                          Year Ended December 31, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The accompanying statement of revenue and certain expenses includes the operations of 5 Triangle Drive located in North Carolina (the "Property"), which was acquired by ARE-5 Triangle Drive, LLC, a Delaware limited liability company and indirect wholly owned subsidiary of Alexandria Real Estate Equities, Inc., a Maryland corporation (the "Company"), from a nonaffiliated third party. This statement reflects the operations of the Property during 1997 under its prior ownership, and, as such, reflects the effect of vacancies that existed during that period. As of December 31, 1997, the Property was 75% occupied by one tenant under a lease that requires the tenant to pay operating expenses in excess of specified amounts, including operating and maintenance, utilities, taxes, and insurance.

BASIS OF PRESENTATION

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The Property is not a legal entity and the accompanying statement is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Property. In addition, ground rent expense has been excluded because the Company purchased the interest in the land in connection with the acquisition of the Property.

REVENUE RECOGNITION

Rental revenue is recognized on a straight-line basis over the term of the lease.

USE OF ESTIMATES

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                                5 Triangle Drive

               Notes to Statement of Revenue and Certain Expenses

                          Year Ended December 31, 1997

2. RENTAL PROPERTY

The future minimum lease payments to be received under the noncancelable lease as of December 31, 1997 are as follows:


     1998                                                    $   354,000
     1999                                                        365,000
     2000                                                        376,000
     2001                                                        387,000
     2002                                                        399,000
     Thereafter                                                1,832,000
                                                             -----------
     Total                                                   $ 3,713,000
                                                             -----------
                                                             -----------

The above future minimum lease payments do not include specified payments for the tenant's reimbursement of operating expenses.

                         Report of Independent Auditors

To the Board of Directors and Stockholders
Alexandria Real Estate Equities, Inc.

We have audited the accompanying statement of revenue and certain expenses of 60 Westview Street (the Property) for the year ended December 31, 1997. This statement of revenue and certain expenses is the responsibility of the management of the Property. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the Property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the Property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                  /s/ Ernst & Young LLP

Los Angeles, California
July 28, 1998

                               60 Westview Street

                    Statement of Revenue and Certain Expenses

                          Year ended December 31, 1997
                                 (IN THOUSANDS)


Revenue:
  Rental                                                                   $ 230
  Tenant recoveries                                                          155
                                                                           -----
Total revenue                                                                385
                                                                           -----

Certain Expenses:

  Repairs and maintenance                                                    191
  Insurance                                                                    1
  Taxes and license                                                           45
                                                                           -----
Total certain expenses                                                       237
                                                                           -----
Excess of revenue over certain expenses                                    $ 148
                                                                           -----
                                                                           -----

SEE ACCOMPANYING NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES.

                               60 Westview Street

               Notes to Statement of Revenue and Certain Expenses

                          Year Ended December 31, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The accompanying statement of revenue and certain expenses includes the operations of 60 Westview Street located in Massachusetts (the "Property"), which was acquired by ARE-60 Westview, LLC, a Delaware limited liability company and indirect wholly owned subsidiary of Alexandria Real Estate Equities, Inc., a Maryland Corporation (the "Company"), from a nonaffiliated third party. As of December 31, 1997, the space was 100% occupied by one tenant under a triple-net lease requiring the tenant to pay increases in expenses in excess of specified amounts associated with the Property, including operating and maintenance, taxes and insurance.

BASIS OF PRESENTATION

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The accompanying statement is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Property.

REVENUE RECOGNITION

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

RISKS AND UNCERTAINTIES

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                               60 Westview Street

               Notes to Statement of Revenue and Certain Expenses

                          Year Ended December 31, 1997

2. RENTAL OFFICE PROPERTY

The future minimum lease payments to be received under the noncancelable operating lease as of December 31, 1997 are as follows:


     1998                                                        $ 480,000
     1999                                                          480,000
                                                                 ---------
     Total                                                       $ 960,000
                                                                 ---------
                                                                 ---------

The above future minimum lease payments do not include specified payments for the tenant's reimbursement of operating expenses.

                         Report of Independent Auditors

To the Board of Directors and Stockholders
Alexandria Real Estate Equities, Inc.

We have audited the accompanying statement of revenue and certain expenses of 377 Plantation Street/One Innovation Drive (the Property) for the year ended December 31, 1997. This statement of revenue and certain expenses is the responsibility of the management of the Property. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the Property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the Property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                  /s/ Ernst & Young LLP

Los Angeles, California
July 9, 1998

                    377 Plantation Drive/One Innovation Drive

                    Statement of Revenue and Certain Expenses

                          Year ended December 31, 1997
                                 (IN THOUSANDS)


Revenue:
 Rental                                                                   $2,871
 Tenant recoveries                                                         1,336
                                                                          ------
  Total revenue                                                            4,207
                                                                          ------

Certain Expenses:
 Utilities                                                                   468
 Repairs and maintenance                                                     329
 Insurance                                                                    38
 Taxes and license                                                           799
                                                                          ------
  Total certain expenses                                                   1,634
                                                                          ------
   Excess of revenue over certain expenses                                $2,573
                                                                          ------
                                                                          ------

SEE ACCOMPANYING NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES.

                   377 Plantation Street/One Innovation Drive

               Notes to Statement of Revenue and Certain Expenses

                          Year Ended December 31, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The accompanying statement of revenue and certain expenses includes the operations of 377 Plantation Street/One Innovation Drive located in Massachusetts (the "Property"), which was acquired or is proposed to be acquired by ARE-377 Plantation, LLC and ARE-One Innovation Drive, LLC, respectively, each of which is a Delaware limited liability company and indirect wholly owned subsidiary of Alexandria Real Estate Equities, Inc., a Maryland Corporation (the "Company"), from nonaffiliated third parties.
This statement reflects the operations of the Property during 1997 under its prior ownership, and, as such, reflects the effect of vacancies that existed during that period. As of December 31, 1997, the space was 65% occupied. Of the leased space, 95% was leased under triple-net leases requiring the tenants to pay their pro rata share of substantially all expenses associated with the Property, including operating and maintenance, utilities, taxes, and insurance, while the remainder of the leased space was leased under leases requiring the tenants to pay their share of these expenses over specified amounts. As of December 31, 1997, four tenants accounted for approximately 81% of the Property's aggregate annualized base rent.

BASIS OF PRESENTATION

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The accompanying statement is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Property.

REVENUE RECOGNITION

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

RISKS AND UNCERTAINTIES

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                   377 Plantation Street/One Innovation Drive

               Notes to Statement of Revenue and Certain Expenses

                          Year Ended December 31, 1997

2. RENTAL OFFICE PROPERTY

The future minimum lease payments to be received under the noncancelable operating lease as of December 31, 1997 are as follows:


     1998                                                   $   3,252,000
     1999                                                       3,135,000
     2000                                                       3,124,000
     2001                                                       1,982,000
     2002                                                       1,382,000
     Thereafter                                                 2,238,000
                                                            -------------
     Total                                                  $  15,113,000
                                                            -------------
                                                            -------------

The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

                         Report of Independent Auditors

To the Board of Directors
Alexandria Real Estate Equities, Inc.

We have audited the accompanying statement of revenue and certain expenses of 50 West Watkins Mill Road (the Property) for the year ended December 31, 1997. This statement of revenue and certain expenses is the responsibility of the management of the Property. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the Property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the Property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                            /s/ Ernst & Young LLP

Los Angeles, California
August 25, 1998

                            50 West Watkins Mill Road

                    Statement of Revenue and Certain Expenses

                          Year ended December 31, 1997
                                 (IN THOUSANDS)



Rental revenue                                                             $ 612
Certain expenses                                                              --
                                                                           -----
Excess of revenue over certain expenses                                    $ 612
                                                                           -----
                                                                           -----

SEE ACCOMPANYING NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES.

                            50 West Watkins Mill Road

               Notes to Statement of Revenue and Certain Expenses

                          Year Ended December 31, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The accompanying statement of revenue and certain expenses includes the operations of 50 West Watkins Mill Road located in Maryland (the "Property"), which was acquired by ARE-50 West Watkins Mill, LLC, a Delaware limited liability company and indirect wholly owned subsidiary of Alexandria Real Estate Equities, Inc., a Maryland corporation (the "Company"), from a nonaffiliated third party. As of December 31, 1997, the Property was 100% occupied by one tenant under a triple-net lease that requires the tenant to pay for all of the operating expenses directly.

BASIS OF PRESENTATION

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The Property is not a legal entity and the accompanying statement is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, and property general and administrative costs not directly comparable to the future operations of the Property.

REVENUE RECOGNITION

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

RISKS AND UNCERTAINTIES

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                            50 West Watkins Mill Road

               Notes to Statement of Revenue and Certain Expenses

                          Year Ended December 31, 1997

2. RENTAL PROPERTY

The future minimum lease payments to be received under the noncancelable operating lease as of December 31, 1997, are as follows:


          1998                                 $     677,000
          1999                                       565,000
                                               -------------
          Total                                $   1,242,000
                                               -------------
                                               -------------

The above future minimum lease payments do not include specified payments for the tenant's reimbursement of operating expenses.

                      Alexandria Real Estate Equities, Inc.

         Unaudited Pro Forma Condensed Consolidated Financial Statements

     The following unaudited pro forma condensed consolidated balance sheet of Alexandria Real Estate Equities, Inc. (the "Company") as of June 30, 1998 is presented as if the acquisition of those properties acquired or proposed to be acquired subsequent to June 30, 1998 (the "Third Quarter 1998 Acquisitions") described in Item 2 and Item 5 had been acquired on June 30, 1998. The following unaudited pro forma condensed consolidated income statements of the Company for the six months ended June 30, 1998 and for the year ended December 31, 1997 are presented as if: (i) the consummation of the initial public offering of common stock of the Company in May 1997 (the "Offering") and related formation transactions in connection with the Offering, including the acquisition of certain properties (the "Acquisition LLC Properties"), and (ii) the acquisition of all of the properties described in Item 2 and Item 5 (the "Form 8-K Properties"), had occurred on January 1, 1997.

     The pro forma condensed consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been had the Company completed the transactions as described above, nor do they purport to represent the future financial position or results of operations of the Company.

                      Alexandria Real Estate Equities, Inc.

            Unaudited Pro Forma Condensed Consolidated Balance Sheet

                                  June 30, 1998
                             (DOLLARS IN THOUSANDS)

                                                                              PRO FORMA        COMPANY
                                                              HISTORICAL     ADJUSTMENTS      PRO FORMA

                                                           -------------------------------------------------
ASSETS
Rental properties - net                                          $ 376,195     $ 60,857 (A)     $ 437,052
Land under development                                              14,281            -            14,281
Cash and cash equivalents                                            2,010            -             2,010
Tenant security deposit funds and other restricted
   cash                                                              7,831            -             7,831
Secured note receivable                                              6,000            -             6,000
Tenant receivables and deferred rent                                 5,751            -             5,751
Other assets                                                         8,829            -             8,829
                                                           -------------------------------------------------
Total assets                                                     $ 420,897     $ 60,857         $ 481,754
                                                           -------------------------------------------------
                                                           -------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Secured notes payable                                            $  96,409     $ 11,439 (A)     $ 107,848
Unsecured line of credit                                           110,200       49,418 (A)       159,618
Accounts payable, accrued expenses and tenant security
   deposits                                                          9,360            -             9,360
Dividends payable                                                    5,022            -             5,022
                                                           -------------------------------------------------
Total liabilities                                                  220,991       60,857           281,848

Stockholders' equity:
   Common stock                                                        126            -               126
   Additional paid-in capital                                      199,780            -           199,780
   Accumulated deficit                                                   -            -                 -
                                                           -------------------------------------------------
Total stockholders' equity                                         199,906            -           199,906
                                                           -------------------------------------------------
Total liabilities and stockholders' equity                       $ 420,897     $ 60,857         $ 481,754
                                                           -------------------------------------------------
                                                           -------------------------------------------------

SEE ACCOMPANYING NOTES.

                      Alexandria Real Estate Equities, Inc.

           Unaudited Pro Forma Condensed Consolidated Income Statement

                         Six Months Ended June 30, 1998
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                 PRO FORMA
                                                                    -----------------------------------
                                                                      ADJUSTMENTS
                                                                     FOR FORM 8-K
                                                     HISTORICAL       PROPERTIES             PRO FORMA
                                                   ----------------------------------------------------
Revenues:
   Rental revenue                                  $     21,043       $  3,074 (B)       $     24,117
   Tenant recoveries and other income                     5,813          1,123 (B)              6,936
                                                   ----------------------------------------------------
Total revenues                                           26,856          4,197                 31,053

Expenses:
   Rental operations                                      6,124          1,029 (B)              7,153
   General and administrative                             1,633              -                  1,633
   Interest                                               5,563          2,505 (C)              8,068
   Depreciation and amortization                          4,177            768 (D)              4,945
                                                   ----------------------------------------------------
Total expenses                                           17,497          4,302                 21,799
                                                   ----------------------------------------------------
Net income                                         $      9,359       $   (105)          $      9,254
                                                   ----------------------------------------------------
                                                   ----------------------------------------------------

Pro forma weighted average shares of Common Stock
   outstanding                                       11,854,843                            11,854,843
                                                   ---------------                       --------------
                                                   ---------------                       --------------

Net income per pro forma share

   of Common Stock                                 $       0.79                          $       0.78
                                                   ---------------                       --------------
                                                   ---------------                       --------------

SEE ACCOMPANYING NOTES.

                      Alexandria Real Estate Equities, Inc.

           Unaudited Pro Forma Condensed Consolidated Income Statement

                          Year ended December 31, 1997
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                      PRO FORMA
                                                  ---------------------------------------------------
                                                     OFFERING AND     ADJUSTMENTS
                                                       RELATED        FOR FORM 8-K
                                      HISTORICAL     TRANSACTIONS      PROPERTIES      PRO FORMA
                                      ---------------------------------------------------------------
Revenues:
   Rental revenue                     $   25,622      $   2,658 (E)    $  5,513 (B)    $    33,793
   Tenant recoveries and
     other income                          9,224            100 (E)       1,509 (B)         11,332
                                                            499 (F)
                                      ---------------------------------------------------------------
Total revenues                            34,846          3,257           7,022             45,125

Expenses:
   Rental operations                       8,766             91 (E)       2,146 (B)         11,003
   General and administrative              2,476            186 (G)           -              2,662
   Interest                                7,043         (2,225)(H)       4,901 (C)          9,719
   Post retirement benefit                   632                -             -                632
   Stock compensation                      4,239                -             -              4,239
   Special bonus                             353                -             -                353
   Acquisition LLC financing
     costs                                 6,973         (6,973)(I)           -                  -
   Write-off of unamortized loan
     costs                                 2,295         (2,147)(J)           -                148
   Depreciation and amortization           4,866            403 (K)       1,545 (D)          6,814
                                      ---------------------------------------------------------------
Total expenses                            37,643        (10,665)          8,592             35,570
                                      ---------------------------------------------------------------
Net (loss) income                     $   (2,797)     $  13,922       $  (1,570)       $     9,555
                                      ---------------------------------------------------------------
                                      ---------------------------------------------------------------

Pro forma shares of Common Stock
   outstanding (L)                     8,075,864                                        11,404,631
                                      ----------                                       ------------
                                      ----------                                       ------------

Net (loss) income per pro forma share
   of Common Stock                    $    (0.35)                                      $       0.84
                                      ----------                                       ------------
                                      ----------                                       ------------

SEE ACCOMPANYING NOTES.

                      Alexandria Real Estate Equities, Inc.

                Adjustments to the Unaudited Pro Forma Condensed
                        Consolidated Financial Statements

1. ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

The adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1998 are as follows:

(A) Acquisition of the Third Quarter 1998 Acquisitions with the related draw on the unsecured line of credit and the proposed assumption of the secured note payable to Teachers and Annuity Association of America in the amount of $11,439,000 associated with the proposed purchase of One Plantation Drive. The note bears interest at a rate of 8.75% per annum and matures in January 2006.

       Purchase price of the Third Quarter 1998 Acquisitions are as follows (in thousands):


       Third Quarter 1998 Acquisitions                      Purchase Price
       -------------------------------                      --------------
       5 Triangle Drive                                         $    3,520
       10505 Roselle Street                                          2,100
       60 Westview Street                                            3,940
       3770 Tansy Street                                             2,000
       2001 Aliceanna Street                                         7,397
       377 Plantation Street                                        16,500
       50 West Watkins Mill Road                                     4,800
       100 Phillips Parkway                                          4,100
       One Innovation Drive                                         16,500
                                                                ----------
       Total                                                    $   60,857
                                                                ----------
                                                                ----------

       The above acquisitions closed in August and September 1998 except for 100 Phillips Parkway and One Innovation Drive, which are expected to close in the fourth quarter of 1998.

2. ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME
   STATEMENTS

The pro forma adjustments reflected in the Unaudited Pro Forma Condensed Consolidated Income Statements for the six months ended June 30, 1998 and for the year ended December 31, 1997 are as follows:

(B) Actual preacquisition results for the Form 8-K Properties (in thousands):


                                                   PREACQUISITION PERIOD FOR THE SIX MONTHS ENDED JUNE 30, 1998

                                         15020 SHADY       702 ELECTRONIC                         10505 ROSELLE
                                          GROVE ROAD           DRIVE          5 TRIANGLE DRIVE        STREET
                                       ----------------- ------------------- ------------------- -----------------
Acquisition Date                        June 11, 1998      June 25, 1998       August 5, 1998    August 10, 1998

Revenues:
  Rental revenue                       $         263     $           -       $         199       $         65
  Tenant recoveries and other income               3                 -                   4                  -
                                       ----------------- ------------------- ------------------- -----------------
                                                 266                 -                 203                 65
                                       ----------------- ------------------- ------------------- -----------------
Expenses:
  Rental operations                               80     $           -                  11       $          -
                                       ----------------- ------------------- ------------------- -----------------
Operating Income                       $         186     $           -       $         192       $         65
                                       ----------------- ------------------- ------------------- -----------------
                                       ----------------- ------------------- ------------------- -----------------


                                            60 WESTVIEW       3770 TANSY        2001 ALICEANNA     377 PLANTATION
                                               STREET           STREET              STREET             STREET
                                        ----------------- ------------------ ------------------- ------------------
Acquisition Date                         August 21, 1998  September 2, 1998   September 3, 1998  September 10, 1998

Revenues:
  Rental revenue                         $           207      $         35     $            113    $           948
  Tenant recoveries and other income                  91                 -                    -                496
                                        ----------------- ------------------ -------------------- -----------------
                                                     298                35                  113              1,444
                                        ----------------- ------------------ -------------------- -----------------
Expenses:
  Rental operations                                  143                 -                    -                382
                                        ----------------- ------------------ -------------------- -----------------
Operating Income                        $            155      $         35     $            113              1,062
                                        ----------------- ------------------ -------------------- -----------------
                                        ----------------- ------------------ -------------------- -----------------


                                          50 WEST WATKINS       100 PHILLIPS      ONE INNOVATION
                                              MILL ROAD            PARKWAY             DRIVE             TOTAL
                                        ------------------- ------------------- ----------------- ----------------
Acquisition Date                        September 11, 1998       Pending            Pending

Revenues:
  Rental revenue                        $         334       $           -       $        910      $       3,074
  Tenant recoveries and other income                -                   -                529              1,123
                                        ------------------- ------------------- ----------------- ----------------
                                                  334                   -              1,439              4,197
                                        ------------------- ------------------- ----------------- ----------------
Expenses:
  Rental operations                                -                   -                 413              1,029
                                        ------------------- ------------------- ----------------- ----------------
Operating Income                        $         334       $           -       $      1,026      $       3,168
                                        ------------------- ------------------- ----------------- ----------------
                                        ------------------- ------------------- ----------------- ----------------

(B) Actual preacquisition results for the Form 8-K Properties (in thousands) (continued):


                                                                FOR THE YEAR ENDED DECEMBER 31, 1997

                                         15020 SHADY       702 ELECTRONIC                         10505 ROSELLE
                                          GROVE ROAD           DRIVE          5 TRIANGLE DRIVE        STREET
                                       ----------------- ------------------- ------------------- -----------------
Acquisition Date                        June 11, 1998      June 25, 1998       August 5, 1998    August 10, 1998

Revenues:
  Rental revenue                       $        607      $           -       $         413       $        129
  Tenant recoveries and other income             10                  -                   8                  -
                                       ----------------- ------------------- ------------------- -----------------
                                                617                  -                 421                129
                                       ----------------- ------------------- ------------------- -----------------
Expenses:
  Rental operations                             251                  -                  23                  -
                                       ----------------- ------------------- ------------------- -----------------
Operating Income                       $        366      $           -       $         398       $        129
                                       ----------------- ------------------- ------------------- -----------------
                                       ----------------- ------------------- ------------------- -----------------


                                           60 WESTVIEW        3770 TANSY       2001 ALICEANNA       377 PLANTATION
                                             STREET             STREET             STREET               STREET
                                        ----------------- ------------------ ------------------- ------------------
Acquisition Date                         August 21, 1998   September 2, 1998  September 3, 1998  September 10, 1998

Revenues:
  Rental revenue                        $        414        $        70         $        227      $        1,316
  Tenant recoveries and other income             155                  -                    -                 628
                                        ----------------- ------------------ ------------------ -------------------
                                                 569                 70                  227               1,944
                                        ----------------- ------------------ ------------------ -------------------
Expenses:
  Rental operations                              237                  -                    -                 756
                                        ----------------- ------------------ ------------------ -------------------
Operating Income                        $        332        $        70         $        227      $        1,188
                                        ----------------- ------------------ ------------------ -------------------
                                        ----------------- ------------------ ------------------ -------------------


                                         50 WEST WATKINS       100 PHILLIPS      ONE INNOVATION
                                            MILL ROAD            PARKWAY             DRIVE             TOTAL
                                        ------------------- ------------------- ----------------- ----------------
Acquisition Date                        September 11, 1998       Pending            Pending

Revenues:
  Rental revenue                        $         667       $          -        $      1,670      $       5,513
  Tenant recoveries and other income               -                   -                 708              1,509
                                        ------------------- ------------------- ----------------- ----------------
                                                  667                  -               2,378              7,022
                                        ------------------- ------------------- ----------------- ----------------
Expenses:
  Rental operations                                -                   -                 879              2,146
                                        ------------------- ------------------- ----------------- ----------------
Operating Income                        $         667       $          -       $       1,499      $       4,876
                                        ------------------- ------------------- ----------------- ----------------
                                        ------------------- ------------------- ----------------- ----------------

                      Alexandria Real Estate Equities, Inc.

                Adjustments to the Unaudited Pro Forma Condensed
                  Consolidated Financial Statements (continued)

2. ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME
   STATEMENTS

       No pro forma adjustments have been made for the periods prior to acquisition for 702 Electronic Drive because this property was owner-occupied prior to purchase, and, as a result, there were no operating results as a rental property.

       No pro forma adjustments have been made for the periods prior to acquisition for 100 Phillips Parkway because the property was vacant prior to acquisition. However, the pro forma condensed consolidated income statement has been adjusted to include additional interest expense due to assumed borrowings on the Company's unsecured line of credit and depreciation expense to reflect a full period of depreciation.

   (C) Increase in interest expense due to draws on the Company's unsecured line of credit and the proposed assumption of the secured note payable to Teachers Insurance and Annuity Association of America in the amount of $11,439,000 associated with the proposed purchase of One Plantation Drive. The note bears interest at a rate of 8.75% per annum and matures in January 2006.

   (D) Increase in depreciation expense to reflect a full period of depreciation for the Form 8-K Properties utilizing a 40 year useful life.

   (E) Represents the actual historical results of the Acquisition LLC Properties from the beginning of the period through the date of acquisition. The Company acquired ARE-Acquisitions, LLC (the "Acquisition LLC"), thereby acquiring the Acquisition LLC Properties, in connection with the Offering.


                                      THE ACQUISITION LLC PROPERTIES
                              ------------------------------------------------
                                      FOR THE PERIOD JANUARY 1, 1997
                                            TO ACQUISITION DATE
                              ------------------------------------------------
                                                                               HISTORICAL
                                14225 NEWBROOK    1550 EAST    1330 PICCARD    ACQUISITION
                                    DRIVE            GUDE          DRIVE           LLC       TOTAL
                              -----------------------------------------------------------------------
                                                           (IN THOUSANDS)
       Revenues:
          Rental revenue          $      -       $        34      $       -     $     2,624   $ 2,658
          Tenant recoveries
            and other income             -                 4              -              96       100
                              -----------------------------------------------------------------------
                                         -                38              -           2,720     2,758

       Expenses:
          Rental properties              -                 4              -              87        91
                              -----------------------------------------------------------------------
       Net income                 $      -       $        34      $       -     $     2,633   $ 2,667
                              -----------------------------------------------------------------------
                              -----------------------------------------------------------------------

                      Alexandria Real Estate Equities, Inc.

                Adjustments to the Unaudited Pro Forma Condensed
                  Consolidated Financial Statements (continued)

2. ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME
   STATEMENTS

   (F) Represents additional interest income from investing the proceeds of the exercise of the over-allotment option from the Offering at a rate of 5.4%.

   (G) Increase in general and administrative expenses related to operations as a public entity consisting of increased salaries and bonuses (including that of the chief financial officer), directors and officers insurance, investor relations and public entity and listing fees.

   (H) Decrease in interest expense due to repayment of certain mortgage loans in connection with the Offering, partially offset by new mortgage debt incurred in connection with the Offering, and the amortization of finance costs related to the unsecured line of credit.

   (I) In connection with the Offering, the Company acquired 100% of the membership interests in the Acquisition LLC for $58,844,000, which exceeded the purchase price paid by the Acquisition LLC for the Acquisition LLC Properties by $6,973,000. This difference was accounted for as a financing cost and is being eliminated on a pro forma basis due to its non-continuing nature.

   (J) In connection with the Offering, the Company repaid certain secured notes payable having an aggregate principal balance of $72,698,000. In connection with the repayment of these loans, the Company wrote off $2,147,000 of unamortized loan costs. This charge is being eliminated on a pro forma basis due to its non-continuing nature.

   (K) Increase in depreciation expense to reflect a full period of depreciation for the Acquisition LLC Properties utilizing a 40-year useful life.

   (L) Pro forma shares of common stock of the Company outstanding on a historical net income basis include all shares outstanding after giving effect to the conversion of all series of preferred stock, the 1,765.923 to one share common stock split, the issuance of stock grants and exercise of certain substitute stock options in connection with the Offering.

       Pro forma shares of common stock of the Company outstanding on a pro forma basis include all historical pro forma shares outstanding after giving effect to the Offering.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ALEXANDRIA REAL ESTATE EQUITIES INC.

Date:    September 25, 1998                 By:  /s/ Peter J. Nelson
                                                 -----------------------
                                                 Peter J. Nelson
                                                 Chief Financial Officer